Exhibit 10.20

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [***] INDICATES THAT INFORMATION HAS BEEN REDACTED.

THIRD AMENDMENT TO

FIRST AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

Dated as of February 21, 2020

Between:

GUILD MORTGAGE COMPANY, as Seller

and

JPMORGAN CHASE BANK, N.A., as Buyer

This Amendment

The Parties hereby amend (for the third time) the First Amended and Restated Master Repurchase Agreement dated December 14, 2018 between them (the “A&R MRA”, as amended by that certain First Amendment to First Amended and Restated Master Repurchase Agreement date June 21, 2019, the Second Amendment to First Amended and Restated Master Repurchase Agreement dated December 13, 2019, and as hereby and supplemented, further amended or restated from time to time, the “MRA”) to extend the Termination Date, add Low FICO Government Loans as an Eligible Mortgage Loan, revise Seller’s financial covenants, and revise Exhibit C [Omitted pursuant to Item 601(a)(5) of Regulation S-K] attached to the A&R MRA.

All capitalized terms used in the A&R MRA and used, but not defined differently, in this amendment (this “Amendment”) have the same meanings here as there.

The Sections of this Amendment are numbered to correspond with the numbering of the Sections of the A&R MRA amended hereby.

2.	Definitions; Interpretation

A. The following definition in Section 2(a) of the A&R MRA is hereby amended to read as follows:

“Termination Date” means the earliest of (i) the Business Day, if any, that any Seller or Buyer designates as the Termination Date by written notice given to the other Party, (ii) the date of declaration of the Termination Date pursuant to Section 12(c) and (iii) February 19, 2021.

B. Subsection (ix) of the “Eligible Mortgage Loan” definition in Section 2(a) of the A&R MRA is hereby amended to read as follows:

(ix) whose Mortgagor has a FICO Score of at least [***], or if it is a Low FICO Government Loan, at least [***] (or in each case such other minimum FICO Score as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to Seller from time to time);

C. Subsection (xxv) of the “Eligible Mortgage Loan” definition in Section 2(a) of the A&R MRA is hereby amended to read as follows:

(xxv) that, if an Low Fico Government Loan, whose Purchase Price, when added to the sum of the Purchase Prices of all other Aged Loans that are then subject to Transactions, is less than or equal to [***] (or such other percentage as may be determined by Buyer in its sole discretion and specified in a written notice from Buyer to any Seller from time to time) of the Facility Amount;

D. The following definition is hereby added to Section 2(a) of the A&R MRA:

“Low FICO Government Loan” means a Government Loan whose Mortgagor’s FICO Score is [***] or higher but less than [***], and whose underwriting, appraisal and all related documentation that Buyer elects to review are approved by Buyer.

5.	Accounts; Income Payments.

The following is added as the new second sentence of Section 5(b) of the A&R MRA:

From and after February 21, 2020, the Required Amount will be an amount equal to [***] of the Facility Amount.

11.	Seller’s Covenants.

A.  Section 11(h)(iii) of the A&R MRA is amended to read as follows:

(iii) together with each delivery of financial statements required in this Section 11(h), a Compliance Certificate executed by Seller’s President and Guarantor’s Chief Financial Officer;

B.  Sections 11(aa)(i) through (v) of the A&R MRA are each hereby amended to read:

(Reserved)

12.	Events of Default; Remedies.

Section 12(a)(iv) of the A&R MRA is hereby amended to read as follows:

(iv)    Seller shall fail to comply with any of the requirements set forth in Section 11(d) (Inspection of Properties and Books), Section 11(i) (Limits on Distributions), Section 11(q) (Loan Determined to be Defaulted or Defective) or Section 11(aa); or

Exhibit C

Exhibit C attached to this Amendment is substituted for Exhibit C to the A&R MRA.

(The remainder of this page is intentionally blank; counterpart signature pages follow.)

Exhibit C, Page 2

As amended hereby, the A&R MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Preeti Yeung
Preeti Yeung
Authorized Officer

GUILD MORTGAGE COMPANY

By:	/s/ Amber Elwell
Amber Elwell
Chief Financial Officer

Counterpart signature page to Third Amendment to First Amended and Restated Master

Repurchase Agreement

As amended hereby, the A&R MRA remains in full force and effect, and the Parties hereby ratify and confirm it.

JPMORGAN CHASE BANK, N.A.

By:	/s/ Preeti Yeung
Preeti Yeung
Authorized Officer

GUILD MORTGAGE COMPANY

By:	/s/ Amber Elwcll
Amber Elwell
Chief Financial Officer

Counterpart signature page to Third Amendment to First Amended and Restated Master

Repurchase Agreement